Exhibit 99.2
                              (English Translation)




                        Equipment Installation Contract
                            Wuhu Tour City Theme Park




Party A:   Wuhu City Huaqiang Tour City Development Co., Ltd.
           --------------------------------------------------
Party B:   Shenzhen Digitainment Co., Ltd.
           -----------------------------------------------------
Contract No.:   C560688-6113
                ---------------------------------------------------
Date:   January 24, 2006
        --------------------------------------------------------------


Contract No.: C560688-6113

                        EQUIPMENT INSTALLATION CONTRACT

                            Wuhu Tour City Theme Park

Party A:   Wuhu City Huaqiang Tour City Development Co., Ltd.
Address:   18 Yinhu North Road, Wuhu

Party B:   Shenzhen Digitainment Co., Ltd.
Address:   22/F, Huaqiang Bldg A, 3006 Shennan Rd., Shenzhen

     Wuhu Theme Park is an integrated hi-tech theme park invested by Party A in the City of Wuhu. Most of the equipments for the attractions in the theme park are supplied by Party B. In view of complexity of equipment and difficulties of installation, through friendly negotiation between the two parties, Party A hereby agrees to engage Party B to install all of the equipment purchased from Party B subject to the terms and conditions as stipulated below:

I.   General

1. Project Name: Equipment Installation Work for Wuhu Theme Park (hereinafter "Installation Work");

2. Content of the Project: Installation of the 22 attractions purchased from Party B;

3.   Place  of  the  Project:  Wuhu  Theme  Park;

4. Scope of the Contract: Installation work including the provision of labor and consumable materials;

5. Requirement of the Contract: Party B responsible for labor, installation, consumable materials, ensuring completion within agreed time limit, quality and safety regulations in accordance with this Contract;

6.   Contract Price: RMB 10 million (say RMB Ten Million Only).

II.  Responsibilities of Party A

1. Party A should provide necessary conditions for the equipment installation as stipulated as below:

     (a) Party A should be responsible for relevant construction and decoration. Party A should complete piping and other foundations requirements for gas pipes, water pipes, electric and control circuits as provided by Party B and agreed by both parties. Party A should complete electric devices, cooling systems, ventilation, water supply and general lighting systems for each attraction site in accordance with the proposal provided by Party B and agreed by both parties, in order to ensure the space and structure of the site meet with the installation requirements. Party A should provide electric power supply, distribution board in device room and electric socket system for equipments.

     (b) Equipments in this Contract are hi-tech equipment for theme park attractions which have close integration with overall surrounding layout and environment. Party A should provide the suitable and self-contained facilities in the Theme Park.


Contract No.: C560688-6113

2. During Party B's installation, Party A should provide necessary moving labor and working crane, water and electric supplies and be responsible for the relevant expenses.

3. Party A should be responsible for contacting and coordinating with relevant municipal departments and local governments.

4. Party A should coordinate with other on-site construction team to ensure the smooth performance of the installation work.

5. Party A should handle all relevant application procedures to obtain approvals, certificates and land for temporary usage.

6. Party A should appoint on-site representatives to carry out the contract, to supervise the quality and progress of the installation work, to perform examination and acceptance of the installation, to make implement procedures of change or registration, as well as other matters.

7. Party A should coordinate with all relevant departments for site safety, fire prevention, refuse disposal, and responsible for the relevant expenses.

III. Responsibilities of Party B

1. Party B should attend on-site meetings regarding the construction layout and regulations as organized by Party A, and to draw up installation and progress plan for Party A's inspection and approval.

2. Party B should appoint on-site representatives responsible for contract performance: to organize and coordinate the installation work, quality and safety control, and to complete the installation on time, as well as to resolve any matters under Party B's responsibility.

3. Party B should strictly adhere to the installation requirement, including the rules and regulations on safety operation, fire prevention and environmental protection. Party B should follow strictly with installation plan and instructions, and keep record of various quality tests. Party B has to participate in the final examination for acceptance and to prepare final statement of completion.

4. Without the prior approval of Party A or from the relevant governmental department, Party B should not change original structure of the building or the piping network for equipments during the course of its installation work.

5. Party B should comply with all site regulations and the requirements set by the government and relevant departments, be liable for any losses and penalties due to its breach of relevant regulations.

6. Prior to Party A's examination and acceptance of the completed installation work, Party B should be responsible to keep custody of the installed equipments. Should there be any damage during this period, Party B should be responsible for the restoration and the related costs unless such damage is caused by Party A or its agents or representative. If Party A uses them prior to completion of construction, Party A should be responsible for any restoration fees caused.

IV.  Installation Period

1. The installation work should commence when the first batch of equipment arrives at the site and the overall work should be completed prior to July 18, 2007. Should Party A require a completion date earlier than the date as stipulated above, it should obtain Party B's agreement and be responsible for all related expenses incurred by Party B to expedite the installation work.


Contract No.: C560688-6113

2. Extension of installation period. Party B should commence installation as agreed in this Contract. In case Party B is unable to perform its installation work upon the arrival of equipment, Party B should notify Party A's on-site representative and apply for a delay in commencing the work with supporting reasons 7 days prior to the agreed date. If Party A's representative fails to response within 7 days, it shall be deemed as consent to Party B's extension request, and the installation period should be extended accordingly.

3. Suspension of installation. If necessary, Party A may require Party B to suspend installation and provide suggestions for decision within 48 hours after requirement. Party B should suspend installation under Party A's requirement and provide appropriate protection of the installed work.

4.   Extension  of  the  installation  period:
     (a) As confirmed by Party A's representatives, installation period could be extended due to reasons below:
          1) Party A fails to provide the required installation conditions under this Contract;
          2)   Variation of the content related to the agreed installation work;
          3)   Failure of water, electricity and gas supply (not caused by Party
               B)  for  an  aggregate  of  more  than  8  hours  in  a  week;
          4)   Progress  payment  is  not  settled  on  time;
          5)   Force  majeure;  or
          6)   Shutdown  of the site due to other reasons not caused by Party B.
     (b) Party B should make report on the above condition to the Party A's representative within 7 days after such occurance. Party A's representative should acknowledge and confirm within 7 days upon receipt of the report.
     (c) Any failure of water, electricity or gas supply and force majeure due to reasons not caused by Party B but lead to interruption of installation work of more than 8 hours within a week should be compensated by extending the installation period accordingly.

5. Early completion. If Party B completes its installation work ahead of schedule, and after discussion and agreement of both parties, the installation work can be examined and accepted before the agreed completed date, and the related progress payment due date should be also be adjusted accordingly.

V.   Examination and Acceptance

1. Examination and acceptance upon completion. When the installation work is completed and meets the requirements of examination and acceptance, Party B should provide reports on completion and acceptance to Party A's representatives together with drawings, installation guidelines, designed plan and any agreed changes as the standard for quality assessment. After receipt of completion report, Party A's representative should organize to examine the installation work within the agreed time under the Contract. Should there be any amendment required which is outside the scope of work as stipulated in the contract, it should be carried out after discussion and agreement from both parties.

2. If Party A's representative fails to perform the examination and approval procedure within 7 days upon the receipt of the completion report from Party B without any valid reasons, or fails to approve or provide any amendment opinions, the installation work should be considered


Contract No.: C560688-6113
     approved and the final account settlement should be proceeded.

3. Completion date should be the date when Party B delivers its completion report. Should there be any amendment required, it should be the date when the amendment is completed and amended report delivered.

4. In case that the work has to be completed without some of the items due to special reasons, both parties should sign relevant completion agreement to specify responsibilities of both parties.

VI.  Payment and Settlement

1. Contract price and adjustment. The agreed contract price is RMB 10 million (say Renminbi Ten Million Only). The price should not be changed by any party when it is agreed upon in the contract and the payment term is fixed, unless any of the follow happens, the contract price may be adjusted through negotiation of the two parties:
     (a) The installation work has been increased or decreased as confirmed by representatives from both parties;
     (b) Other increase or decrease or adjustment to the installation work as agreed by both parties.

2. Upon the effectiveness of the Contract, Party A should pay according to the payment schedule as shown below. The balance should be settled immediately upon the completion of the contract:
     (a) Party A should pay RMB 2 million to Party B as advance payment within one month after signing of this Contract;
     (b) On or before September 10, 2006, Party A should pay RMB 2 million to Party B;
     (c) On or before December 10, 2006, Party A should pay RMB 2 million to Party B;
     (d)  On or before March 10, 2007, Party A should pay RMB 2 million to Party
          B;
     (e) 10 days after the completion of the installation work, Party A should pay to Party B the balance of RMB 2 million;
     (f) Party B should provide formal invoice to Party A in accordance with the progress payment received.

VII. Regulations on Safety and Fire Prevention

1. Party B's installation plan and guidelines should comply with the PRC's Regulations on Fire Prevention and other relevant standards on fire prevention designs.
2. During the performance of installation work, Party B should adhere strictly to Rules and Regulations on Safety and Technique for Construction and Installation Work, Rules and Procedures on Safety Operation of Construction and Installation Workers, PRC Regulations on Fire Fighting and other relevant laws, rules and regulations.
3. Party B should bring forward safety protection measures prior to its installation work, which will be performed near to power devices, high voltage cables and underground pipes. The measures can be executed upon approval of Party A's representatives. Party A should be responsible for the relevant expenses on protection measures.
4. When there is occurance of material or fatal accident, Party B should report immediately to


Contract No.: C560688-6113
     relevant departments and notify the representative of Party A. Party B should also take measures to provide or facilitate the salvage and rescue as required by the relevant rules and government departments.
3. So long as Party B meets its obligations under this Section VII, Party B shall not be liable for any losses or damages suffered by Party A with respect to the equipment.

VIII.  Warranty

1. Scope of warranty: Except for the damages caused by improper use of Party A, or natural wear and tear, or force majeure, Party B's scope of warranty should includes installation quality defects or improper safekeeping measures taken by Party B prior to final examination and acceptance.

2. Warranty period: According to the State's regulation regarding warranty, the warranty period shall commence on the date of acceptance and continue for three months.

IV.  Breach of Contract

1. If any of the contract party is unable to complete the Contract, it should notify the other party and arrange for the termination of contract. The party causing the termination should be liable for the resulting economic damages to the other party.

2. Party B should properly safeguard the equipment and other devices on site provided by Party A. Should there be any loss caused by Party B, it should be liable for the damages.

3. Without any prior notification to Party B, if Party A unilaterally makes modification and change to the original building to the structure or equipment piping, which affect Party B's installation work, Party A should be liable for any loss or damages resulting from such modification.

4. Without any prior approval from Party A, if Party B makes modification and change to the original building structure or equipment piping, Party B should be liable for any loss or damages (including penalties) resulting from such modification.

X.   Dispute and Arbitration

1. The execution, effectiveness, performance, interpretation, termination, rescission and disagreement of this Contract should be resolved in accordance with the "Economic Contract Law of the PRC", "Construction and Installation Project Contract Regulations" and other relevant laws and regulations of the PRC.

2. During the performance of this Contract, should there be any disputes between the two parties, on condition that it should not affect the progress of the installation work, the dispute should be resolved through discussion between the two parties or invite the mediation of the relevant government department.

3. If the dispute cannot be resolved through negotiation or mediation, both parties agreed that it should be brought up to the Middle Level People's Court in Shenzhen for arbitration.


Contract No.: C560688-6113

XI.  Others

1. Matters not mentioned herein should be resolved through discussion. When both parties consider necessary, a supplementary Contract should be signed, which should have the same legal effectiveness of this Contract.

2. This Contract is signed with four originals and each party should keep two of them, which will take effect on the date when the signed and sealed by the authorized representatives of both parties.



Party  A:                                        Party  B:
Wuhu City Huaqiang Tour City Development Co.,    Shenzhen Digitainment Co., Ltd.
Ltd.

(Sealed)                                         (Sealed)

Representative:  //Signed//                      Representative:  //Signed//

Date:                                            Date: